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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 (No. 333-51523) of our report, dated July 14, 1998, relating to the combined financial statements of Troy Group, Inc. and Subsidiary and Dirk Worldwide, Inc. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.


                                          MCGLADREY & PULLEN, LLP


Anaheim, California
August 3, 1998